Contingent Assets and Liabilities	12 Months Ended
Dec. 31, 2017
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Contingent Assets and Liabilities

28. CONTINGENT ASSETS AND LIABILITIES

28.a) Contingent assets

•	Cerro Divisadero

On March 21, 2014 a fire incident damaged the facilities of Crude Oil Treatment Plant of Cerro Divisadero in Mendoza, belonging to the North Mendoza business, located 59 kilometers south from Malargüe city. In the mentioned facilities located in North Malargüe and South Malargüe, crude oil production was treated. Because of the incident, the facilities were almost completely unusable with the corresponding production loss.

The pertinent insurers/reinsurers were notified of the event and after analyzing various technological options, in November 2015, all liquidated claims were settled for US$ 122.5 million, of which US$ 45.3 million corresponded to material damages and US$ 77.2 million corresponded to loss of production, taking into account a US$ 60 million advance.

In 2015, the Group recorded a gain of 1,165 in the consolidated statements of comprehensive income under “Other net operating results” and “Costs” in accordance with the nature of the claim (material damage and loss of production, respectively).

In 2016, the Group received a second and final payment of US$ 62.5 million.

•	La Plata Refinery

On April 2, 2013, YPF’s facilities at the La Plata refinery were struck by unprecedented severe weather, which led to a fire that caused damage to the Coke A and Topping C units in the refinery. In operational terms, the incident temporarily affected the refinery’s ability to process crude oil, which left the entire complex out of service for several days.

Based on the documentation provided to the liquidators appointed by the reinsurance companies, and following their analysis, the total indemnification amount as a result of the accident amounted to US$ 615 million, of which US$ 227 million corresponded to material damages and US$ 388 million corresponded to loss of profits. The indemnity period for loss of earnings because of the accident was extended to January 16, 2015. Payments were received gradually, US$ 300 million during the last quarter of 2013, US$ 130 million during the third quarter of 2014 and the remaining balance of US$ 185 million during the second quarter of 2015.

In 2015, the Group recorded a gain of 523 in the consolidated statements of comprehensive income under “Revenues” and “Costs” in accordance with the nature of the claims.

28.b) Contingent liabilities

The Group has the following contingencies and claims, individually significant, that the Management of the Company, in consultation with its external counsels, believes have possible outcome. Based on the information available to the Group, including the amount of time remaining before trial among others, the results of discovery and the judgment of internal and external counsel, the Group is unable to estimate the reasonably possible loss or range of loss on certain matters referred to below:

28.b.1) Environmental claims

•	Asociación Superficiarios de la Patagonia (“ASSUPA”)

In August 2003, ASSUPA sued 18 companies operating exploitation concessions and exploration permits in the Neuquén Basin, YPF being one of them, claiming the remediation of the general environmental damage purportedly caused in the execution of such activities, in addition to the establishment of an environmental restoration fund, and the implementation of measures to prevent environmental damages in the future. The plaintiff requested that the Argentine Government, the Federal Environmental Council (Consejo Federal de Medio Ambiente), the Provinces of Buenos Aires, La Pampa, Neuquén, Río Negro and Mendoza and the Ombudsman of the Nation be summoned. It requested, as a preliminary injunction, that the defendants refrain from carrying out activities affecting the environment. Both the Ombudsman’s summons as well as the requested preliminary injunction were rejected by the CSJN. YPF has answered the demand requesting its rejection, opposing failure of the plaintiff and requiring the summons of the Argentine Government, due to its obligation to indemnify YPF for events and claims before January 1, 1991, according to Law No. 24,145 and Decree No. 546/1993. The CSJN gave the plaintiffs a term to correct the defects in the complaint. On August 26, 2008, the CSJN decided that such defects had already been corrected and on February 23, 2009, ordered that certain provinces, the Argentine Government and the Federal Environmental Council be summoned. Therefore, pending issues were deferred until all third parties impleaded appear before the court. As of the date of issuance of these consolidated financial statements, the provinces of Río Negro, Buenos Aires, Neuquén, Mendoza, and the Argentine government have made their presentations, which are not available to the Company yet. The Provinces of Neuquén and La Pampa have claimed lack of jurisdiction, which was answered by the plaintiff.

On December 30, 2014, the CSJN issued two interlocutory judgments. By the first, it supported the claim of the Provinces of Neuquén and La Pampa, and declared that all environmental damages related to local and provincial situations were outside the scope of his original competence, and that only “inter-jurisdictional situations” (such as the Colorado River basin) would fall under his venue.

By the second judgment, the Court rejected the petition filed by ASSUPA to incorporate Repsol and the directors who served in YPF until April 2012 as a necessary third party. The Court also rejected precautionary measures and other proceedings related to such request.

In addition, it should be highlighted that YPF learned about other three court complaints filed by ASSUPA against:

(i)	Concessionary companies in the San Jorge Gulf basin areas: On December 28, 2016, YPF received notice of the complaint. The deadline set for preliminary defenses was May 31, 2017, and the deadline to respond to the complaint was June 30, 2017. YPF has timely filed a defense for a legal flaw and the court ordered the suspension of the terms to answer the complaint. The terms will continue to be suspended until a final decision is entered thereon asserted by the company.

(ii)	Concessionary companies in the Austral basin areas: A highly summarized action has been ordered. In addition, an interim relief has been issued by the Lower Court to notify several companies of the existence of the suit, and for the defendants to contribute certain information. YPF appealed this decision, and the Court of Appeals partially upheld the appeal, reversing the lower court ruling ordering various entities to provide notification of this claim. In the same decision, the Court of Appeals confirmed that the defendants had an obligation to provide certain information but stated that YPF and the other defendants had already complied with such obligation. On November 2, 2015, YPF was notified of the lawsuit. Following YPF’s request, the court ordered on November 4, 2015 to suspend the procedural time limits. On November 23, 2017, the plaintiff requested the Court to decide on its motion requesting the National Government and the Provinces of Santa Cruz and Tierra del Fuego to be summoned to appear as third parties in compliance with the ruling dated December 6, 2017 whereby the court ordered the issuance of such summons, so that the National Government–and the provinces mentioned above –enter an appearance in the case within the term of 60 days. The court ordered the suspension of deadlines until their appearance or expiration of the deadline. As of the date of issuance of these consolidated financial statements, the terms continue to be suspended as the plaintiff has not enforced the summons of the National Government;

(iii)	Concessionary companies in the Northwest basin areas: The action was submitted to ordinary proceedings. On December 1, 2014, the Company was notified about the complaint. The procedural deadlines were suspended at the Company’s request. Subsequently, on May 3, 2016, YPF was once again notified of the complaint, and the deadlines were reinstated. Consequently, the Company filed a motion requesting that the deadlines be suspended until the plaintiff clarifies whether or not it will annex certain documentary evidence referred to in the complaint. The Judge sustained the Company’s motion and suspended again the deadlines to answer the complaint. On April 19, 2017, YPF was served with notice of the ruling of the Court ordering to resume the procedural time limits against which YPF has timely filed a defense for a legal flaw. The court has not decided upon it yet and ordered the suspension of the terms to answer the complaint. The terms will continue to be suspended until a final decision is entered on such defense asserted by YPF.

•	Dock Sud, Río Matanza, Riachuelo, Quilmes and Refinería Luján de Cuyo

A group of neighbors of Dock Sud, Province of Buenos Aires, have sued 44 companies, among which YPF is included, the Argentine Government, the Province of Buenos Aires, the City of Buenos Aires and 14 municipalities, before the CSJN, seeking the remediation and the indemnification of the environmental collective damage produced in the basin of the Matanza and Riachuelo rivers. Additionally, another group of neighbors of the Dock Sud area, have filed two other environmental lawsuits, one of them desisted in relation to YPF, claiming several companies located in that area, among which YPF is included, the Province of Buenos Aires and several municipalities, for the remediation and the indemnification of the environmental collective damage of the Dock Sud area and for the individual damage they claim to have suffered. Currently, it is not possible to reasonably estimate the outcome of these claims, as long as, if applicable, the corresponding legal fees and expenses that might result. YPF has the right of indemnity by the Argentine Government for events and claims prior to January 1, 1991, according to Law No. 24,145 and Decree No. 546/1993.

By means of judgment dated July 8, 2008, the CSJN:

(i)	Determined that the Basin Matanza Riachuelo Authority (“ACUMAR”) (Law No. 26,168) should be in charge of the execution of the program of environmental remediation of the basin, being the Argentine Government, the Province of Buenos Aires and the City of Buenos Aires responsible of its development; delegated in the Federal Lower Court of Quilmes the knowledge of all the matters concerning the execution of the remediation and reparation; declared that all the litigations related to the execution of the remediation plan will accumulate and will proceed before this court and established that this process produces that other collective actions that have for object the environmental remediation of the basin be dismissed (“littispendentia”). YPF has been notified of certain resolutions issued by ACUMAR, by virtue of which YPF has been requested to present an Industrial Reconversion Program, in connection with certain installations of YPF. The Program has been presented although the Resolutions had been appealed by the Company;

(ii)	Decided that the proceedings related to the determination of the responsibilities derived from past behaviors for the reparation of the environmental damage will continue before that Court.

In addition to the claims discussed under 14.a.4), which discusses environmental claims in Quilmes, the Company has other legal and non-judicial claims against it, based on similar arguments.

On the other hand, the monitoring tasks carried out routinely by YPF have allowed YPF to warn against degrees of affectation in the subsoil within the vicinity of the Luján de Cuyo refinery, which led to the creation of a program for surveying, evaluating and remedying liabilities that the Company is in the process of implementing with agencies in the Province of Mendoza, the costs of which have been provisioned in the remediation program of environmental issues of the Group.

28.b.2) Contentious claims

•	Petersen Energía Inversora, S.A.U and Petersen Energía, S.A.U. (collectively, “Petersen”)

On April 8, 2015, Petersen, former YPF Class D shareholders, filed a lawsuit against the Republic of Argentina and YPF in the Federal District Court for the Southern District of New York. The litigation is being conducted by the bankruptcy trustee of the previously mentioned companies due to a liquidation process pending in a Commercial Court in Spain. The complaint contains claims related to the expropriation of the controlling interest of Repsol in YPF by the Argentine Republic in 2012, asserting that the obligation by the Argentine Republic to make a purchase offer to the remaining shareholders would have been triggered. Claims seem to be mainly grounded on allegations that the expropriation breached contract obligations contained in the initial public offering and bylaws of YPF and seeks unspecified compensation. The Company filed a motion to dismiss on September 8, 2015, the date which was set as a result of the extension of the term provided for by the Court. On the other hand, Petersen filed an objection against YPF’s motion to dismiss.

On July 20, 2016, the Court held a hearing during which the parties made their arguments regarding the motion to dismiss, and responded to questions asked by the Judge. On September 9, 2016, the United States District Court for the Southern District of New York issued a decision partially dismissing the complaint filed by Petersen against YPF at this preliminary stage. The Company appealed this decision, requesting a complete dismissal of the complaint at this preliminary stage.

On June 15, 2017, a hearing was held so that the parties could orally present their arguments. Currently, the matter is pending the resolution of the Court of Appeals.

As of the date of issuance of these consolidated financial statements, there are no elements in YPF’s possession that allow quantifying the possible impact that this claim could have on the Company.

The Company categorically rejects the claims asserted in the complaint for being inadmissible and will file all necessary legal remedies and take all defensive measures in accordance with the applicable legal procedure in order to defend its rights.

•	Eton Park Capital Management, L.P., Eton Park Master Fund, LTD. y Eton Park Fund, L.P. (jointly referred to as “Eton Park”)

On June 2, 2017, Eton Park, a former YPF shareholder, filed a complaint against the Argentine Republic and YPF in the United States District Court for the Southern District of New York, for alleged damages that it would have suffered during the process of expropriation of shares that the Argentine Republic took over the majority stake of Repsol in YPF in 2012. The complaint, which seeks unspecified compensation, states that the alleged obligations assumed in the bylaws and in the initial public offering of YPF shares were violated, which imposed obligations related to a public offering made to the rest of the shareholders.

Currently, the proceedings are temporarily stayed, pending the decision of the Court of Appeals in the Petersen case.

As of the date of these financial statements, there are no factors that YPF can use to quantify the possible impact that this claim might have on the Company.

The Company categorically rejects the claims asserted in the complaint for being inadmissible and will file all necessary legal remedies and take all defensive measures in accordance with the applicable legal procedure in order to defend its rights.

28.b.3) Claims before the CNDC

•	Claims against natural gas producers

On November 17, 2003, the CNDC requested explanations, within the framework of an official investigation pursuant to Article 29 of Law No. 25,156 of Antitrust Protection, from a group of almost thirty natural gas production companies, YPF among them, with respect to the following items: (i) the inclusion of clauses purportedly restraining trade in natural gas purchase/sale contracts; and (ii) observations on gas imports from Bolivia, in particular (a) old expired contract signed by YPF, when it was state-owned, and YPFB (the Bolivian state-owned oil company), under which YPF allegedly sold Bolivian gas in Argentina at prices below the purchase price; and (b) the unsuccessful attempts in 2001 by Duke and Distribuidora de Gas del Centro to import gas into Argentina from Bolivia. On January 12, 2004, YPF submitted explanations in accordance with article 29 of the Antitrust Law, contending that no antitrust violations had been committed and that there had been no price discrimination between natural gas sales in the Argentine market and the export market. On January 20, 2006, YPF received a notification of resolution dated December 2, 2005, whereby the Antitrust Board (i) rejected the “non bis in idem” petition filed by YPF, on the grounds that ENARGAS was not empowered to resolve the issue when ENARGAS Resolution No. 1,289 was enacted; and (ii) ordered that the opening of the proceedings be undertaken pursuant to the provisions of Section 30 of the Antitrust Law. On January 15, 2007, the Antitrust Board charged YPF and eight other producers with violations of the Antitrust Law. YPF has contested the complaint on the basis that no violation of the law took place and that the charges are barred by the applicable statute of limitations and has presented evidence in support of its position. On June 22, 2007, YPF presented to the Antitrust Board, without acknowledging any conduct in violation of the Antitrust Law, a commitment consistent with article 36 of the Antitrust Law, requiring to the Antitrust Board to approve the commitment, to suspend the investigation and to file the proceedings. On December 14, 2007, the Antitrust Board decided to transfer the motion to the Court of Appeals because of the appeal presented by YPF against the rejection of the application of the statute of limitations. The file was filed by the CNDC, without consequences for YPF.

•	Claims for fuel sale prices

In addition, the Group was subject to other claims before the Antitrust Board, which are related to alleged price discrimination in sale of fuels. And which were timely answered by YPF.

28.b.4) Tax claims

•	Dispute over the cost deduction for abandoning wells

The Company has consistently recorded the cost of abandoning wells in accordance with the criteria detailed in Note 2.b.6) and, in the absence of a specific treatment of that subject in the income tax law and its Regulatory Decree, has deducted the charge for well plugging costs in the calculation of this tax, based on the general criteria of the standard for deduction of expenses (accrual criteria). Nevertheless, this interpretation has been objected to by the AFIP, which would allow for deductions once the expense has been done.

Although both consider it a deductible expense, the disagreement between YPF and the AFIP stems from the criteria that each of them uses to decide when the obligation to plug arises which, in turn, is the one that determines when the deduction from the income tax should be taken.

The AFIP understands that the deduction of costs due to the abandonment of wells should be deferred until the taxpayer has the opportunity to proceed with plugging the well, once the wells have been exhausted, considering the abandonment of the well to be the event generating the charge for well plugging costs.

On the other hand, the Company, as well as other companies in the oil industry, understands that the event that generates the well plugging costs in connection with the abandonment of wells is the act of drilling, as the drilling constitutes environmental impact and, consequently, the obligation to repair such impact through well plugging arises from that moment. This obligation is not subject to any condition since there is no uncertainty as to whether well exhaustion will inevitably occur. The Company has learned that similar disputes have been raised by the AFIP with other companies in the oil industry.

In June 2016, the Ministry of Hydrocarbons Resources of MINEM (Secretaría de Recursos Hidrocarburíferos del MINEM), the competent body to clarify the origin of the legal obligation in the matter, and in response to a consultation of the Chamber of Oil Exploration and Production, ruled in favor of the position of the oil companies and concluded that the substantial event generating the charge for the abandonment of wells is the drilling.

This response of the Chamber has been reported to the AFIP by both the Ministry of Hydrocarbon Resources and by YPF but, with respect to different questions the AFIP disregarded this position and, on December 29, 2016, notified the Company of two resolutions, adjusting the income tax for the fiscal periods 2005 to 2009 and questioning the criteria followed by the Company. On February 20, 2017, YPF filed the corresponding appeal to the Fiscal Tribunal of the Nation (Tribunal Fiscal de la Nación) for such unilateral determinations.

The disputed amount for the years claimed by AFIP amounts to a total of 3,997 considering principal and interest.

On June 28, 2017, the Company was served with notice of an information request by AFIP through which it initiates a verification process regarding the deduction of the settlement costs corresponding to the fiscal periods 2011 to 2016 inclusive.

On October 10, 2017, the Company was served with a notice sent by the AFIP, through which it reports an adjustment for the 2010 fiscal period. On November 23, 2017, the corresponding discharge was filed.

On October 13, 2017, the Company was notified of the closing of the inspection and the planned adjustment for the fiscal periods 2011 to 2016 inclusive, which was rejected by means of a note submitted on October 23, 2017.

Notwithstanding the progress of these proceedings and ongoing investigations (and prosecution of other companies in the industry), the Company, based on its opinion and that of its external advisors, considers its arguments defending the criteria adopted to be strong.

•	Dispute over customs duties

Between 2006 and 2009, the Customs General Administrations in Neuquén, Comodoro Rivadavia and Puerto Deseado informed the Company that certain summary proceedings had been brought against YPF based on alleged formal misstatements on future commitments of crude oil deliveries in the loading permits submitted before these agencies, for periods prior to and subsequent to the existence of export duties, for which they calculated the difference between the contractual price declared and the price in force at the time of export to determine fines under the terms of the Customs Code.

The Customs General Administration may question whether the contractual price agreed to by the Company and declared in loading permits is an appropriate amount when calculating export duties. However, the Company understands that there is no violation for declaring the contractual price of a transaction. In addition, YPF has paid export duties on the market value of crude oil since its existence.

The summaries ended the administrative reviews before the Customs General Administration and are in full appeal before the Argentine Tax Court. On March 3, 2017, the Company was notified of an adverse judgment handed down by the Argentine Tax Court regarding the criteria employed for crude oil delivery operations after 1998 and for which fines were determined in accordance with Article 954 (c) of the Customs Code for approximately 11 exports that occurred prior to the existence of export duties. The Company appealed the adverse judgment of the Tax Court in a timely fashion before the Court of Appeals, which has the power to grant staying effects on sanctions, which may only be requested under a final judgment, if applicable, and in the event the CSJN rules in favor of the Customs General Administration.

On March 31, 2017, the Company resolved to pay differences in export duties that had been objected to by several Customs, arising from future deliveries of crude oil commitments, by adhering to the anticipated moratorium provided for in Law 27,260. This action allowed the abatement of interest and cancellation of the applied fines underlying the substantial obligation. For this purpose, presentations were file in all pending administrative and judicial cases evidencing the payment of the export duties and, where appropriate, the request for remission of the fines applied under the provisions set forth in Law 27,260. The summary proceedings and other proceedings in which the application of a fine is the matter at issue when there were no export duties are still pending, applying in that case the fine contemplated in article 954 clause c), which amounts to 450 as of the date of this consolidated financial statements.

Notwithstanding the progression of this process, the Company, based on its opinion and that of its external advisors, believes the claim has no legal merit and that it has a strong case in defense of the approach adopted in the dispute mentioned above.

28.b.5) Other claims

Additionally, the Group has received other labor, civil and commercial claims and several claims from the AFIP and from provincial and municipal fiscal authorities, not individually significant, which have not been accrued since Management, based on the evidence available as of the date of issuance of these consolidated financial statements, has assessed them to be possible contingencies.